SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 24, 1999

                       MOTORCAR PARTS & ACCESSORIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          New York                       0-23538               11-2153962
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(State or Other Jurisdiction   (Commission File Number)  (I.R.S. Employer
    of Incorporation)                                     Identification No.)



       2727 Maricopa Street
       Torrance, California                                     90503
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  (Address of Principal Executive Offices)                   (Zip Code)


(Registrant's telephone number, including area code):   (310) 212-7910



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

 Item 5.      Other Events.
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              On May 24, 1999, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Exhibit Number                             Description
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         99.1         Press release dated May 24, 1999 issued by the registrant.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 1999                      MOTORCAR PARTS & ACCESSORIES, INC.


                                         By: /s/ David Chaimowitz
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                                                David Chaimowitz
                                                Chief Financial Officer




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